As filed with the Securities and Exchange Commission on June 1, 2026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 19, 2026

B&G Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-32316	13-3918742
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BGS	New York Stock Exchange

8 Sylvan Way, Parsippany,New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 401-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 is being filed by B&G Foods to amend the Current Report on Form 8-K originally filed by B&G Foods with the Securities and Exchange Commission (the SEC) on March 20, 2026 to provide the information required by Item 9.01(a) and (b) of Form 8-K relating to B&G Foods’ acquisition of the broth and stock business of Del Monte Foods Holdings Limited and certain of its affiliates, including the College Inn and Kitchen Basics brands. In this amendment, we refer to this acquisition as the College Inn and Kitchen Basics acquisition and Del Monte Foods’ broth and stock business as the College Inn and Kitchen Basics business. The information previously reported and the exhibits previously filed or furnished in Items 2.01, 7.01 and 9.01(d) of the original filing are incorporated by reference into this amendment.

Item 9.01. Financial Statements and Exhibits.

It is impracticable to prepare and audit complete stand-alone financial statements of the College Inn and Kitchen Basics business because:

•	the College Inn and Kitchen Basics business consisted of only part of Del Monte Foods and was not operated as a “stand-alone” division or subsidiary;

•	stand-alone financial statements relating to the College Inn and Kitchen Basics business were never previously prepared, and Del Monte Foods’ independent auditors have not historically audited or reported separately on the operations or net assets of the College Inn and Kitchen Basics business. As a result, the distinct and separate accounts necessary to present a complete “stand-alone” balance sheet and statements of income and cash flows have not been maintained; and

•	Del Monte Foods does not believe that it can objectively allocate certain corporate expenses to the College Inn and Kitchen Basics business.

In addition, we do not believe that such financial statements would provide relevant information to users of our financial statements about the specific assets and operations acquired from Del Monte Foods. Among other reasons, because we are integrating the College Inn and Kitchen Basics business into our organizational structure (and accordingly our cost structure), we believe that a presentation of complete financial statements that includes allocations of certain corporate expenses of Del Monte Foods would not be meaningful to our investors.

As a result, in accordance with Rule 3-05 of Regulation S-X, B&G Foods has provided the special purpose abbreviated financial statements described below.

(a)            Financial Statements of Business Acquired.

The following special purpose abbreviated financial statements of the College Inn and Kitchen Basics business are being filed with this amendment as Exhibits 99.1 and 99.2 and are incorporated by reference herein:

•	Audited Special Purpose Abbreviated Financial Statements of Del Monte Foods Holdings Limited Broth and Stock Business, which comprise the Statement of Assets Acquired as of April 27, 2025 and the related Statement of Revenue and Direct Expenses for the year ended April 27, 2025.

•	Unaudited Special Purpose Abbreviated Interim Financial Statements of Del Monte Foods Holdings Limited Broth and Stock Business, which comprise the Statement of Assets Acquired as of January 25, 2026 and the related Statement of Revenue and Direct Expenses for the nine months ended January 25, 2026.

(b)            Pro Forma Financial Information.

The pro forma financial information relating to the College Inn and Kitchen Basics acquisition required by Item 9.01(b) is filed as Exhibit 99.3 to this amendment and is incorporated by reference herein.

The pro forma financial information included in Exhibit 99.3, also gives effect to pro forma adjustments for the Don Pepino divestiture, the Le Sueur U.S. divestiture, the Green Giant U.S. frozen divestiture and the commencement of the Green Giant U.S. frozen co-manufacturing business, each of which was individually insignificant, because management believes that inclusion of such divestitures and the commencement of the frozen co-manufacturing business, provides investors with more meaningful information.

As previously disclosed, on May 23, 2025, we completed the sale of the Don Pepino and Sclafani brands of pizza and spaghetti sauces, crushed tomatoes, tomato puree and whole peeled tomatoes for a purchase price of $10.6 million, which we refer to as the “Don Pepino divestiture.” On August 1, 2025, we completed the sale of the Le Sueur U.S. shelf-stable vegetable brand for a purchase price of $59.1 million, which we refer to as the “Le Sueur U.S. divestiture.”  On March 2, 2026, we completed the sale of our Green Giant U.S. frozen business for a purchase price of approximately $61.5 million, which we refer to as the “Green Giant U.S. frozen divestiture.” Also on March 2, 2026, we entered into a co-manufacturing agreement with the acquirer of the Green Giant U.S. frozen business pursuant to which we continue to manufacture for the acquirer of the business certain Green Giant frozen vegetable products for sale by the acquirer in the United States.

(d)            Exhibits.

23.1	Consent of SyCip Gorres Velayo & Co.

99.1	Audited Special Purpose Abbreviated Financial Statements of Del Monte Foods Holdings Limited Broth and Stock Business, which comprise the Statement of Assets Acquired as of April 27, 2025 and the related Statement of Revenue and Direct Expenses for the year ended April 27, 2025.

99.2	Unaudited Special Purpose Abbreviated Interim Financial Statements of Del Monte Foods Holdings Limited Broth and Stock Business, which comprise the Statement of Assets Acquired as of January 25, 2026 and the related Statement of Revenue and Direct Expenses for the nine months ended January 25, 2026.

99.3	Unaudited Pro Forma Combined Financial Statements of B&G Foods, Inc. and Subsidiaries as of and for the quarter ended April 4, 2026, and for the year ended January 3, 2026.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B&G FOODS, INC.

Dated: June 1, 2026	By:	/s/ Scott E. Lerner
Scott E. Lerner
Executive Vice President,
General Counsel and Secretary